Exhibit 10.1

ASBURY AUTOMOTIVE GROUP, INC.

1999 OPTION PLAN

As Amended and Restated Effective July 25, 2007

The purpose of the Asbury Automotive Group, Inc. 1999 Option Plan (the “Plan”) is to provide designated officers and other key employees of Asbury Automotive Group, Inc., a Delaware corporation (the “Company”), and its subsidiaries with the opportunity to receive grants of options to purchase common shares of the Company, $0.01 par value (“Shares”). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, attract talented management personnel and align the economic interests of the participants with those of the owners.

1. Administration. (a) Committee. The Plan shall be administered and interpreted by a committee of two or more individuals (the “Committee”) appointed by the Board of Directors of the Company (the “Board”); however, the Board itself may ratify or approve any grants as the Board deems appropriate.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant and (v) deal with any other matters arising under the Plan.

(c) Committee Determination. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any grants awarded hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2. Grants. Awards under the Plan shall consist of grants (each, a “Grant”) of nonqualified options (the “Options”), as described in Section 5. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). The Committee shall approve the form and provisions of each Grant Instrument. Grants need not be uniform as among the Grantees (as defined below).

3. Shares Subject to the Plan. (a) Nature of Options Granted. Each Option granted under the Plan shall provide the Grantee solely the right to acquire Shares in exchange for a dollar amount (the “Exercise Price”) specified in such Option.

(b) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

4. Eligibility for Participation. (a) Eligible Persons. All officers and other key employees of the Company and its Subsidiaries (“Employees”) shall be eligible to participate in the Plan. Effective March 19, 2002, no new Grants will be made under the Plan, and eligible participants in the Plan shall consist of those persons who hold, as of March 19, 2002, outstanding Options granted under the Plan.

(b) Selection of Grantees. The Committee shall select the Employees who receive Grants under this Plan (the “Grantees”).

5. Granting of Options. (a) Amount of Exercise Price. The Committee shall determine the Exercise Price with respect to each Option at the time of grant, which, except as the Committee may otherwise provide, shall not be less than the Fair Market Value (as defined below) of the Shares in respect of which the Option is granted. Subject to adjustment as provided in Section 6 of this Plan, the aggregate number of Shares for which Options may be issued under this Plan shall not, in the aggregate, exceed 1,072,738 Shares.

(b) Type of Option. Grants shall be “nonqualified options” that are not intended to satisfy the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and shall be made in accordance with the terms and conditions set forth herein.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed 10 years from the date of Grant.

(d) Exercisability of Options; Conditions. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the vesting or exercisability of any or all outstanding Options at any time for any reason. Unless the Committee provides otherwise in the Grant Instrument, only Options that are vested may be exercised and Options shall vest, subject to the continuous employment of the Grantee by the Company, at the rate of 33-1/3% for each year the Grantee is employed by, or rendering services to, the Company following the date of Grant; provided that, unless the Committee provides otherwise in the Grant Instrument, no Option shall vest until the Grantee has been employed by, or rendering services to, the Company for a period of one year following the date of Grant.

(e) Termination of Employment, Disability or Death. (i) Except as provided below or as otherwise provided by the Committee in the Grant Instrument, an Option may only be exercised while the Grantee is employed by, or providing services to, the Company as an Employee, consultant or member of the Board. Unless the Committee provides otherwise in the Grant Instrument, in the event that a Grantee ceases to be employed by, or provide services to, the Company for any reason other than resignation (except resignation in connection with retirement) or termination for Cause (as defined below), any Option which is otherwise vested and exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide services to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise vested and exercisable as of the date on which the Grantee ceases to be employed by, or provide services to, the Company shall terminate as of such date.

(ii) Except as otherwise provided by the Committee, in the event that the Grantee ceases to be employed by, or provide services to, the Company on account of a resignation (except resignation in connection with retirement) or a termination for Cause by the Company, any Option held by the Grantee (whether or not then vested and exercisable) shall terminate and be canceled as of the date the Grantee ceases to be employed by, or provide services to, the Company. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise vested and exercisable as of the date on which the Grantee ceases to be employed by, or provide services to, the Company shall terminate as of such date.

(iii) For purposes of Section 5(d), Section 5(e) and Section 7:

(A) The term “Company” shall mean the Company and its Affiliates.

(B) “Employed by, or provide services to, the Company” shall mean employment or service as an employee, consultant or Board member (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an employee, consultant or Board member), unless the Committee determines otherwise.

(C) “Cause” shall mean, except to the extent specified otherwise by the Committee in the Grant Instrument, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

(f) Exercise of Options. Except as otherwise provided by the Committee in the Grant Instrument, a Grantee may exercise an Option that has become vested and exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price (plus the amount of any withholding tax due at the time of exercise after the application of Section 7 hereof) and taking such other action as the Committee may request or approve.

(g) Payment. (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or (A) by exchanging Shares owned by the Grantee (which are not the subject of any pledge or other security interest and which have been owned by such Grantee for at least six (6) months), or (B) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

(ii) Wherever in this Plan or any Grant Instrument a Grantee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Grantee may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

(h) Adjustments Upon Conversion. As of March 19, 2002, no new Grants shall be made under the Plan. The terms of Options granted under the Plan and outstanding on March 19, 2002, shall continue, with adjustments being made to such Options as appropriate as a result of the conversion of membership interests in Asbury Automotive Group, L.L.C. into Shares in connection with the Company’s initial public offering.

6. Adjustments. (a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, other than an Equity Restructuring (as defined below), affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable or desirable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, including the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted to any Grantee in any fiscal year of the Company; (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options and (iii) the exercise price with respect to any Option or, if deemed appropriate or desirable, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Options over the aggregate exercise price of such Option.

(b) Amendments to Options. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Grantee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Grantee holder or beneficiary.

(c) Adjustment of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 6(a) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 6(a)-(c) :

(A) The number and type of securities or other property subject to each outstanding Grant and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 6(d) shall be nondiscretionary and shall be final and binding on the affected Grantee and the Company.

(B) The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 5(a)).

(e) For purposes of this Section 6, the term “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price thereof and causes a change in the per share value of the Shares underlying outstanding Grants.

7. Withholding of Taxes. Each Grant (and each issuance of Shares pursuant to the exercise of any Option) shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from other wages paid to the Grantee any federal, state or local taxes required by law to be withheld with respect to such Grants, or the exercise thereof, or require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants or exercise and the Company may defer issuance of Shares until such requirements are satisfied.

8. Nontransferability of Grants. (a) Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) If any transfer of all or any portion of an Option or of any beneficial interest therein, upon default, foreclosure, forfeit, bankruptcy (voluntary or involuntary), court order, levy of attachment, execution or otherwise than voluntarily (an “Involuntary Transfer”) or a transfer in violation of this Plan or the applicable Grant Instrument has occurred and not been cured within 30 days after written notice has been given to the person transferring such Option (the “Transferor”) or to the person to whom or to which such Option is transferred (the “Transferee”), the Company shall have the right to terminate such Option without consideration.

9. Requirements for Issuance of Shares. The Committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any payment tendered to the Company by a Grantee, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Grantee, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and any other applicable securities laws.

10. Change of Control of the Company.

(a) Definition. “Change of Control” shall (i) have the meaning set forth in the Grant Instrument, or (ii) if there is no definition set forth in the Grant Instrument, mean an event or series of events, not including any events occurring prior to or in connection with an initial public offering of Shares (including the occurrence of such initial public offering), by which:

(A) during any period of 12 consecutive calendar months, individuals whose appointment or election to the Board was not endorsed by a majority of the Board before the date of the appointment or election shall cease to constitute a majority of the Board;

(B) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries (a “Reorganization”) or sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate of the Company (a “Sale”), that in each case requires the approval of the Company’s stockholders under the law of the Company’s jurisdiction of organization, whether for such Reorganization or Sale (or the issuance of securities of the Company in such Reorganization or Sale), unless immediately following such Reorganization or Sale 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such Reorganization, or the entity which has acquired all or substantially all of the assets of the Company (the “Surviving Entity”), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”), is represented by the Company’s outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”) that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale;

(C) any “person” (as such term is defined in Section 13(d) of the Exchange Act (or any successor section thereto)), corporation or other entity (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iii) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares), becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto)), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then-outstanding securities.

(b) Notice and Acceleration. Unless otherwise set forth in the Grant Instrument, upon a Change of Control (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control and (ii) all outstanding Options shall automatically accelerate and become fully exercisable unless otherwise determined by the Committee.

(c) Assumption of Grants. In the event of (i) a merger of the Company with or into another corporation, (ii) a merger of any Subsidiary with or into another corporation that requires the approval of the Company’s stockholders under the law of the Company’s jurisdiction of organization, or (iii) the sale or disposition of substantially all of the assets of the Company, each outstanding Option shall either continue in effect, be assumed or an equivalent option substituted therefor by the successor corporation or a “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) of the successor corporation. In the event that the Option does not continue in effect or the successor corporation refuses to assume or substitute for the Option, the Grantee shall fully vest in and have the right to exercise the Option as to all Shares subject to the Option, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of continuation, assumption or substitution as set forth herein, the Company shall notify the Grantee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, or such shorter period as the Committee may determine to be reasonable, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale or disposition of assets, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or sale or disposition of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale or disposition of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale or disposition of assets is not solely common stock of the successor corporation or its “parent corporation” or “subsidiary corporation”, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its “parent corporation” or “subsidiary corporation” equal in fair market value to the per share consideration received by holders of Shares in the merger or sale or disposition of assets.

11. Amendment and Termination of the Plan. (a) Amendment. The Board may amend or terminate the Plan at any time; provided that no such amendment or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan.

(b) Termination of Plan. The Plan shall terminate on December 31, 2008, unless the Plan is terminated earlier by the Board or is extended by the Board.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended (i) by the Company as provided hereunder or (ii) by agreement of the Company and the Grantee consistent with the Plan.

(d) Governing Document. This Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner, except for termination or amendment pursuant to Section 11 hereof. This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

12. Funding of the Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

13. Rights of Participants. Nothing in this Plan shall entitle any Employee or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights. No Grantee shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

14. Headings. Section headings are for reference only. In the event of a conflict between a heading and the content of a Section, the content of the Section shall control.

15. Effective Date of the Plan. The amended and restated Plan shall be effective July 25, 2007.

16. Miscellaneous. (a) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue Shares under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required, including national or foreign securities exchanges. The Committee may revoke any Grant if it is contrary to law, including the federal securities laws and any applicable state or foreign securities laws or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(b) Governing Law. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THE PLAN AND GRANT INSTRUMENTS ISSUED UNDER THE PLAN SHALL BE GOVERNED AND CONSTRUED BY AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

(c) Indemnification. Each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company to the fullest extent permitted by law against and from any loss, cost, liability or expense (including any related attorney’s fees and advances thereof) in connection with, based upon or arising or resulting from any claim, action, suit or proceeding to which such person may be made a party or in which such person may be involved by reason of any action taken or failure to act under or in connection with the Plan or any Grant Instrument and from and against any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under by contract, as a matter of law or otherwise.

(d) No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees in cash or property, in a manner which is not expressly authorized under the Plan.

(e) No Impact on Benefits. Options granted under the Plan are not compensation for purposes of calculating an employee’s rights under any employee benefit plan, except to the extent provided in any such plan.

(f) Freedom of Action. Subject to Section 11, nothing in the Plan or any Grant Instrument shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action with respect to the operation or conduct of its or their business that it deems appropriate or in its best interest.

(g) No Right to Particular Assets. Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and its Affiliates, on the one hand, and any Grantee or executor, administrator or other personal representative or designated beneficiary of such Grantee, on the other hand, or any other persons. Any reserves that may be established by the Company or its Affiliates in connection with this Plan shall continue to be held as part of the general funds of the Company or such Affiliate, and no individual or entity other than the Company or such Affiliate shall have any interest in such funds until paid to a Grantee. To the extent that any Grantee or such Grantee’s executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company or any of its Affiliates pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or such Affiliate.

(h) Notices. Each Grantee shall be responsible for furnishing the Committee with his or her current and proper address for the mailing of notices and delivery of agreements. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Grantee furnishes the proper address.

(i) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

(j) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such benefit shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Board, the Committee, the Company, its Affiliates and other parties with respect thereto.

(k) Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

“Fair Market Value” shall mean, (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to the Shares, as of any date, (A) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (B) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

“Subsidiary” shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(l) Section 409A. To the extent applicable, the Plan and Grant Instruments shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Grant may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and the applicable Grant Instrument or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Grant from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Grant, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Section 409A of the Code.